Prospectus Supplement

July 2, 2015

Morgan Stanley Institutional Fund Trust

Supplement dated
July 2, 2015 to
the Morgan Stanley
Institutional Fund Trust
Prospectuses dated
January 30, 2015

Core Fixed Income Portfolio

Core Plus Fixed Income Portfolio

Corporate Bond Portfolio

Global Strategist Portfolio

High Yield Portfolio

Limited Duration Portfolio

Mid Cap Growth Portfolio

Strategic Income Portfolio

Supplement dated
June 2, 2015 to
the Morgan Stanley Institutional Fund Trust
Prospectus dated
March 4, 2015

Global Multi-Asset Income Portfolio
(each, a "Portfolio")

The following is hereby added as a separate section after the section of each Portfolio's Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares:"

Class A Conversion Feature

Class A shares held in certain fee-based advisory program ("Advisory Program") accounts may be converted to Class I shares if such Advisory Program had previously offered only Class A shares and now offers only Class I shares. In addition, a shareholder holding Class A shares through a brokerage account may also convert its Class A shares to Class I shares if such shareholder transfers its Class A shares to an account within an Advisory Program that offers only Class I shares. Such conversions will be on the basis of the relative net asset values per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A shares, then the conversion may not occur until after the shareholder has held the shares for an 18 month period.

Please retain this supplement for future reference.

  MSIFTSPT-0715